Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

June 30, 2022

Shares		Value
Common Stocks– 100.1%
Aerospace & Defense – 2.6%
General Dynamics Corp	525,901	$116,355,596
L3Harris Technologies Inc	170,847	41,293,720
		157,649,316
Air Freight & Logistics – 2.1%
United Parcel Service Inc	704,903	128,672,994
Banks – 3.3%
Bank of America Corp	1,068,412	33,259,666
JPMorgan Chase & Co	1,522,054	171,398,501
		204,658,167
Beverages – 0.5%
Constellation Brands Inc	129,922	30,279,621
Biotechnology – 3.4%
AbbVie Inc	901,580	138,085,993
Gilead Sciences Inc	1,182,532	73,092,303
		211,178,296
Capital Markets – 5.2%
Charles Schwab Corp	522,485	33,010,602
CME Group Inc	552,611	113,119,472
Goldman Sachs Group Inc	240,869	71,542,910
Morgan Stanley	1,374,572	104,549,946
		322,222,930
Chemicals – 0.9%
Air Products & Chemicals Inc	127,034	30,549,136
International Flavors & Fragrances Inc	231,897	27,623,571
		58,172,707
Commercial Services & Supplies – 0.4%
Waste Management Inc	164,859	25,220,130
Communications Equipment – 0.6%
Motorola Solutions Inc	181,812	38,107,795
Consumer Finance – 2.3%
American Express Co	1,000,143	138,639,823
Electrical Equipment – 0.7%
Rockwell Automation Inc	206,013	41,060,451
Electronic Equipment, Instruments & Components – 3.0%
Corning Inc	2,372,133	74,745,911
TE Connectivity Ltd	997,770	112,897,675
		187,643,586
Entertainment – 1.4%
Electronic Arts Inc	345,904	42,079,222
Warner Music Group Corp - Class A	1,726,006	42,045,506
		84,124,728
Food & Staples Retailing – 2.0%
Costco Wholesale Corp	145,315	69,646,573
Sysco Corp	639,297	54,154,849
		123,801,422
Food Products – 1.6%
Hershey Co	456,264	98,169,762
Health Care Equipment & Supplies – 4.9%
Abbott Laboratories	1,166,332	126,721,972
Dentsply Sirona Inc	822,082	29,372,990
Medtronic PLC	1,107,508	99,398,843
Stryker Corp	225,153	44,789,686
		300,283,491
Health Care Providers & Services – 4.2%
Quest Diagnostics Inc	271,123	36,053,937
UnitedHealth Group Inc	430,240	220,984,171
		257,038,108
Hotels, Restaurants & Leisure – 3.8%
McDonald's Corp	593,397	146,497,851
Starbucks Corp	1,115,109	85,183,177
		231,681,028
Household Durables – 1.2%
Garmin Ltd	730,139	71,736,157
Household Products – 2.0%
Procter & Gamble Co	867,448	124,730,348
Industrial Conglomerates – 1.5%
Honeywell International Inc	535,242	93,030,412

Shares		Value
Common Stocks– (continued)
Information Technology Services – 9.4%
Accenture PLC	934,438	$259,446,711
Automatic Data Processing Inc	328,554	69,009,482
Cognizant Technology Solutions Corp	659,378	44,501,421
Fidelity National Information Services Inc	779,359	71,443,840
Visa Inc	675,139	132,928,118
		577,329,572
Internet & Direct Marketing Retail – 0.5%
eBay Inc	676,329	28,182,629
Leisure Products – 1.5%
Hasbro Inc	1,100,214	90,085,522
Machinery – 3.4%
Deere & Co	485,050	145,257,923
Parker-Hannifin Corp	104,723	25,767,094
Trane Technologies PLC	310,137	40,277,492
		211,302,509
Media – 2.9%
Comcast Corp	3,705,979	145,422,616
Interpublic Group of Cos Inc	1,147,420	31,588,473
		177,011,089
Multiline Retail – 0.7%
Target Corp	294,393	41,577,123
Oil, Gas & Consumable Fuels – 0.5%
Chevron Corp	207,698	30,070,516
Personal Products – 0.6%
Estee Lauder Cos Inc	150,140	38,236,154
Pharmaceuticals – 5.2%
Eli Lilly & Co	468,855	152,016,857
Merck & Co Inc	1,208,935	110,218,604
Zoetis Inc	322,016	55,351,330
		317,586,791
Professional Services – 0.4%
Booz Allen Hamilton Holding Corp	269,162	24,321,478
Road & Rail – 0.8%
Union Pacific Corp	217,634	46,416,980
Semiconductor & Semiconductor Equipment – 5.3%
KLA Corp	544,151	173,627,701
Texas Instruments Inc	997,641	153,287,540
		326,915,241
Software – 10.7%
Intuit Inc	95,029	36,627,978
Microsoft Corp	2,102,403	539,960,162
Oracle Corp	1,171,299	81,838,661
		658,426,801
Specialty Retail – 2.5%
Best Buy Co Inc	365,045	23,797,284
Home Depot Inc	377,711	103,594,796
TJX Cos Inc	473,792	26,461,283
		153,853,363
Technology Hardware, Storage & Peripherals – 6.7%
Apple Inc	3,009,751	411,493,157
Textiles, Apparel & Luxury Goods – 1.4%
VF Corp	1,963,549	86,729,959
Total Common Stocks (cost $3,618,778,132)		6,147,640,156
Investment Companies– 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $22,088,214)	22,086,727	22,088,936
Total Investments (total cost $3,640,866,346) – 100.5%		6,169,729,092
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(27,898,613)
Net Assets – 100%		$6,141,830,479

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$12,624	$(688)	$722	$22,088,936

	Value at 9/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	13,284,317	169,502,975	(160,698,390)	22,088,936

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of June 30, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,147,640,156	$-	$-
Investment Companies	-	22,088,936	-
Total Assets	$6,147,640,156	$22,088,936	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70241 08-22